Exhibit 99.1

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Financial Statements for the Years Ended December 31, 2012 and December 31, 2011

and Report of Independent Auditors

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Investment Manager

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Administrator

The Bank of New York Mellon

Alternative Investment Services Division

101 Barclay Street

New York, NY 10286

Custodian

BNY Mellon Asset Servicing

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Auditors

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

Legal Counsel

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

This report is for the Partners’ information only. Additional information regarding the Wellington Management Legacy Securities PPIF, LP may be obtained from the Investment Manager at the address or telephone number provided below:

Wellington Management Company, LLP

c/o Wellington Management Legacy Securities PPIF, LP

280 Congress Street

Boston, Massachusetts 02210

Telephone: (617) 951-5000

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Independent Auditor’s Report

To the General and Limited Partners of

Wellington Management Legacy Securities PPIF, LP

We have audited the accompanying financial statements of Wellington Management Legacy Securities PPIF, LP (“the Fund”), which comprise the statements of assets, liabilities and partners’ capital, as of December 31, 2012 and 2011, and the related statements of operations, of changes in partners’ capital, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wellington Management Legacy Securities PPIF, LP (the “Fund”) at December 31, 2012 and 2011, and the results of its operations, changes in its partners’ capital and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 6 to the financial statements, on March 6, 2013, the General Partner began an orderly process to wind down the affairs of the Fund. Our opinion is not modified with respect to this matter.

April 16, 2013

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Statements of Assets, Liabilities and Partners’ Capital

December 31, 2012 and 2011

(in United States Dollars)

	December 31, 2012	December 31, 2011
Assets
Investment in Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”), at fair value	$373,690,507	$280,496,093
Cash	437,981	269,893

Total assets	$374,128,488	$280,765,986

Liabilities and partners’ capital

Liabilities
Management fees payable	$128,287	$100,354
Professional fees payable	91,845	90,480
Administration fees payable	14,871	19,990
Other accrued expenses	14,657	15,501

Total liabilities	249,660	226,325

Partners’ capital
General Partner	11,817,886	86,709
Limited Partners	362,060,942	280,452,952

Total partners’ capital	373,878,828	280,539,661

Total liabilities and partners’ capital	$374,128,488	$280,765,986

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Statements of Operations

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	For the Years Ended
	December 31, 2012	December 31, 2011
Net investment income allocated from Master Fund
Interest income	$36,305,874	$43,476,898
Interest expense	(3,990,653)	(3,982,516)
Administration fees	(141,494)	(137,027)
Professional fees	(24,985)	(24,366)
Other expenses	(23,517)	(20,821)

Net investment income allocated from Master Fund	32,125,225	39,312,168

Onshore Feeder expenses
Management fees	483,183	422,809
Administration fees	107,888	112,524
Professional fees	91,845	98,833
Other expenses	7,500	4,661

Total Onshore Feeder expenses	690,416	638,827

Net investment income	31,434,809	38,673,341

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund
Net realized gain (loss) on:
Investments	43,663,552	462,193
Swap contracts	(14,172,419)	(2,539,838)

Net change in unrealized appreciation (depreciation) on:
Investments	101,554,096	(88,350,291)
Swap contracts	10,638,867	(9,556,407)
UST Warrant	194,316	220,419

Net realized gain (loss) and change in unrealized appreciation (depreciation) allocated from Master Fund	141,878,412	(99,763,924)

Net increase (decrease) in partners’ capital resulting from operations	$173,313,221	$(61,090,583)

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Statements of Changes in Partners’ Capital

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	General Partner	Limited Partners	Total
Partners’ capital, at December 31, 2011	$86,709	$280,452,952	$280,539,661
Distributions Investment proceeds	(24,654)	(79,949,400)	(79,974,054)
Net increase in partners’ capital resulting from operations	53,555	173,259,666	173,313,221
Carried interest	11,702,276	(11,702,276)	—

Partners’ capital, at December 31, 2012	$11,817,886	$362,060,942	$373,878,828

	General Partner	Limited Partners	Total
Partners’ capital, at December 31, 2010	$3,286,422	$293,772,242	$297,058,664
Contributions	19,896	64,523,214	64,543,110
Distributions Investment proceeds	(6,157)	(19,965,373)	(19,971,530)
Net decrease in partners’ capital resulting from operations	(18,693)	(61,071,890)	(61,090,583)
Carried interest	(3,194,759)	3,194,759	—

Partners’ capital, at December 31, 2011	$86,709	$280,452,952	$280,539,661

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Statements of Cash Flows

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	For the Years Ended
	December 31, 2012	December 31, 2011
Cash flows from operating activities:
Net increase (decrease) in partners’ capital resulting from operations	$173,313,221	$(61,090,583)

Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Investments made in Master Fund	—	(64,543,110)
Distributions received from Master Fund	80,809,223	20,777,563
Net investment income allocated from Master Fund	(32,125,225)	(39,312,168)
Net realized (gain) loss and change in unrealized (appreciation) depreciation allocated from Master Fund	(141,878,412)	99,763,924
Increase (decrease) in management fees payable	27,933	(67,990)
Increase in professional fees payable	1,365	7,480
Decrease in administration fees payable	(5,119)	(4,657)
Decrease in other accrued expenses	(844)	(10,091)

Net cash provided by (used in) operating activities	80,142,142	(44,479,632)

Cash flows from financing activities:
Distributions	(79,974,054)	(19,971,530)
Contributions	—	64,543,110

Net cash provided by (used in) financing activities	(79,974,054)	44,571,580

Net change in cash	168,088	91,948

Cash:
Beginning of year	269,893	177,945

End of year	$437,981	$269,893

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements

December 31, 2012 and December 31, 2011

(in United States Dollars)

1.	Organization

Wellington Management Legacy Securities PPIF, LP (the “Onshore Feeder”) is a Delaware limited partnership that commenced operations on October 1, 2009 (the “Initial Closing Date”). The General Partner of the Onshore Feeder is Wellington PPIF Management, LLC, a Delaware limited liability company (the “General Partner”), and the Onshore Feeder’s investment manager is Wellington Management Company, LLP (the “Investment Manager”). The Onshore Feeder’s investment objective is to achieve attractive returns by investing substantially all of its assets in Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”).

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage backed securities and non-agency residential mortgage backed securities issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). At least 90% of the assets underlying any Eligible Asset will be situated in the United States, and must be purchased solely from financial institutions from which the Secretary of the United States Department of the Treasury (the “UST”) may purchase assets pursuant to Section 101(a)(1) of the United States Emergency Economic Stabilization Act of 2008, as amended. There can be no assurance that Master Fund will achieve its investment objective or generate any positive returns.

The Master Fund serves as the investment vehicle for the General Partner and its limited partners: the Onshore Feeder and, the Wellington Management Legacy Securities PPIF (Offshore), LP, a Delaware limited partnership (the “Offshore Feeder”), (together referred to as the “Private Investor Funds”) and the UST, under a master-feeder structure.

The General Partner may designate one or more series of limited partner interest in the Onshore Feeder. Except for changes in the fees paid or the distribution waterfall applied with respect to a particular series, the rights and obligations of the Limited Partners in each series will be the same. The General Partner has designated the Series B Limited Partners interest.

The financial statements of the Master Fund, including the schedules of investments, are attached herewith in this report and should be read in conjunction with the Onshore Feeder’s financial statements.

As of December 31, 2012 and December 31, 2011, the percentage of the Master Fund owned by the Onshore Feeder was 14.11% based on capital committed.

Due to the long-term nature of the Master Fund’s investments, the Onshore Feeder’s investment in the Master Fund is considered to be illiquid and is not transferable without the written consent of the Master Fund’s General Partner.

The term of the Onshore Feeder will continue until the dissolution date, which is October 1, 2017, unless the Onshore Feeder is sooner dissolved in accordance with the terms of the partnership agreement. However, the General Partner, in its sole discretion, may extend the term of the Onshore Feeder for up to two successive one-year periods.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

2.	Summary of Significant Accounting Policies

Basis of Accounting

The financial statements of the Onshore Feeder are expressed in United States Dollars and are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value Measurement

The Onshore Feeder records its investment in the Master Fund at fair value. Valuation of securities held by the Master Fund and disclosures relating to the Onshore Feeder’s underlying investments held within the Master Fund are discussed in the notes to the Master Fund’s financial statements attached herewith in this report.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on the effective date. The Onshore Feeder records its proportionate share of the Master Fund’s income, expenses, and realized and unrealized gains and losses. In addition, the Onshore Feeder records its own income and expenses on the accrual basis.

Income Taxes

ASC 740-10 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable taxing authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit in the current year.

The Onshore Feeder is treated as a partnership for U.S. federal income tax purposes and, as such, is generally not subject to U.S. federal or state income tax. Each partner of the Onshore Feeder generally is liable for its share of all U.S. federal and state taxes, if any, imposed on the net investment income and realized gains of the Onshore Feeder.

No income tax liability for uncertain tax positions has been recognized in the accompanying financial statements. The Onshore Feeder is subject to examination by U.S. Federal and State tax authorities for tax returns filed after December 31, 2009. Each partner is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

Cash

The Onshore Feeder maintains cash in a bank deposit account that, at times, may exceed U.S. federally insured limits. The Onshore Feeder has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

Indemnifications

The Onshore Feeder enters into contracts that contain a variety of indemnifications. The Onshore Feeder’s maximum exposure under these arrangements is unknown. However, the Onshore Feeder has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Risk Factors

Risks associated with the investment portfolio of the Master Fund are discussed in the notes to the Master Fund financial statements attached herewith in this report.

3.	Partners’ Capital

Capital Commitments and Capital Contributions

Under the terms of the Limited Partnership Agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Onshore Feeder on October 1, 2009 (commencement of operations). In aggregate, a total of $324,287,000 in Limited Partners and $100,000 in General Partner capital commitments were accepted. As of December 31, 2012 and December 31, 2011, the Onshore Feeder called and has received all capital commitments in cash contributions from the Partners.

Capital Allocations

For financial reporting and other purposes, income, gains, deductions, losses and credits of the Onshore Feeder will generally be allocated among the Partners for each fiscal year based on capital commitments as described in the distributions section below.

The General Partner is entitled to a priority allocation of profit, “carried interest”, that is allocated from the capital account of the limited partners to the capital account of the General Partner if the performance of the Onshore Feeder exceeds a cumulative preferred 5% annual return, compounded annually, on their unreturned capital contribution. For financial statement presentation purposes, the calculation of the carried interest is calculated on a hypothetical liquidation basis as if the Master Fund were to liquidate its investments at the current reported value and net proceeds received by the Onshore Feeder were distributed in accordance with the provisions below. The General Partner, in its sole discretion, may waive or reduce management fee and incentive allocation with respect to specific investors. During the year ended December 31, 2011, the Limited Partners were allocated $3,194,759 in carried interest. In 2012, carried interest of $11,702,276 was allocated to the General Partner as a result of the Onshore Feeder’s performance. See item (3) in the distribution section that follows for further detail.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

Distributions

Distributions are from cash proceeds received from the Master Fund for the sale or disposition of investments, dividends, interest or other income from investments after the effects of any reserves made to meet future expenses and liabilities of the Onshore Feeder. Distributions are made at the discretion of the General Partner and are allocated pursuant to the distribution priorities set forth below:

(1)	First, 100% to the Partners until they have received distributions equal to the Partners’ aggregate capital contributions to date;

(2)	Second, 100% to the Partners until the aggregate cumulative distributions received by the Partners are equal to a cumulative preferred 5% annual return, compounded annually, on their unreturned capital contributions to date for the period outstanding;

(3)	Third, 100% to the Series B Limited Partners, 85% to each Partner other than a Series B Limited Partners pro rata basis based on their commitment percentages in the Onshore Feeder, and then 15% to the General Partner, until the aggregate cumulative distributions received by the General Partner are equal to a cumulative 3.5% annual fee to date of Limited Partners’ capital balance; and

(4)	Finally, 100% to the Partners on a pro rata basis based on their commitment percentages in the Onshore Feeder.

During the year ended December 31, 2012 and December 31, 2011, the Onshore Feeder did not make recallable distributions to the Partners.

As of December 31, 2012 and December 31, 2011, affiliates of the Investment Manager had $39,854,493 which represented 7.89% and $22,106,203 which represented 7.89%, respectively, of the limited partnership capital in the Onshore Feeder.

At December 31, 2012 and December 31, 2011, two investors held 56.26% of the limited partnership capital.

4.	Management Agreement

The Onshore Feeder has entered into a portfolio management, research and administrative services agreement (the “Management Agreement”) with the Investment Manager. In consideration of the services rendered to the Onshore Feeder by the Investment Manager pursuant to the Management Agreement, the Onshore Feeder shall pay a management fee to the General Partner, payable quarterly in arrears, equal to 0.20% per annum of the average month-end capital balances of its Limited Partners during the quarter (the “Management Fee”). Series B Limited Partners are exempt from this management fee.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

During the years ended December 31, 2012 and December 31, 2011, the Onshore Feeder incurred Management Fees of $483,183 and $422,809, respectively. As of December 31, 2012 and December 31, 2011, $128,287 and $100,354 remained payable by the Onshore Feeder, respectively.

5.	Financial Highlights

The financial highlights are calculated for the years ended December 31, 2012 and December 31, 2011 for the Limited Partners as a whole and exclude data for the General Partner; calculations of these highlights on an individual limited partner basis may yield results that vary from those stated herein due to the timing of capital transactions and different expense arrangements.

Ratios to limited partners’ capital: (5)

	2012	2011
	Weighted Average	Weighted Average
	Partners’ Capital (4)	Partners’ Capital (4)
Limited Partners
Expenses before carried interest (1)(2)	1.46%	1.58%
Carried interest (2)	3.51%	(1.05)%

Total expenses (1)(2)	4.97%	0.53%

Net investment income (1)(2)	9.44%	12.74%

Internal rate of return (3)

	Inception through
	December 31, 2012	December 31, 2011	December 31, 2010
Limited Partners	16.81%	(4.78)%	21.71%

(1)	Includes amounts allocated from the Master Fund.
(2)	The ratios of expenses and net investment income to Partners’ Capital represent the expenses before and after carried interest and net investment income for the year allocated to the Limited Partners, as reported on the Statements of Operations, to Limited Partners’ Capital.
(3)	The internal rate of return (“IRR”) since inception is presented for each group of Limited Partners and is net of all expenses and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2012 and December 31, 2011. The IRR is not calculated using weighted average partners’ capital.
(4)	Weighted average partners’ capital was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions.
(5)	The ratios may vary if the calculation is performed on an individual Limited Partner’s level.

Wellington Management Legacy Securities PPIF, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

6.	Subsequent Events

The Onshore Feeder has evaluated the impact of all subsequent events on the Onshore Feeder through April 16, 2013, the date the financial statements were available to be issued, and has determined that the following subsequent events required disclosure in the financial statements.

On January 29, 2013 and February 20, 2013, the Onshore Feeder made distributions to the Partners in the amounts of $74,933,397 and $123,166,246. On March 6, 2013, management approved a plan to wind up the affairs of the Master Fund and Onshore Feeder. Pursuant to this plan, on March 19, 2013, in connection with the orderly liquidation of the remaining investments of the Master Fund, the Onshore Feeder distributed $199,452,365.